                                     [LETTERHEAD]


NEWS BULLETIN


FOR IMMEDIATE RELEASE
THURSDAY, JANUARY 22, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Contacts:     Paris G. Reece III                  Daniel S. Japha
              Chief Financial Officer             Director, Investor Relations
              (303) 804-7706                      (303) 804-7730
              (Financial Information)             (General Information)

                  M.D.C. HOLDINGS REPORTS HIGHER EARNINGS FOR 1997

-    ANNUAL INCOME BEFORE EXTRAORDINARY ITEM OF $24.2 MILLION, A 16% INCREASE
-    RECORD ANNUAL REVENUES OF $970 MILLION
-    FOURTH QUARTER EPS INCREASED 30% TO $.39 VS. $.30 A YEAR AGO
-    ANNUAL HOMEBUILDING PROFITS OF $41.5 MILLION, UP 49%
-    ANNUAL HOME GROSS MARGINS OF 14.5% VS. 13.7% A YEAR AGO

     DENVER, Thursday, January 22, 1998 - M.D.C. Holdings, Inc. (NYSE/PSE: MDC) today announced income before extraordinary item for the quarter ended December 31, 1997 of $8.2 million, or $.39 per share, compared with $6.3 million, or $.30 per share, for the same period in 1996. Income before extraordinary item for the year ended December 31, 1997 was $24.2 million, or $1.18 per share, compared with $20.8 million, or $.98 per share, for 1996. Revenues for the quarter and year ended December 31, 1997, which reached record levels in both periods, totalled $271.8 million and $969.6 million, respectively, compared with $252.3 million and $922.6 million, respectively, for the same periods in 1996. Operating results for 1997 were impacted adversely by non-cash, pre-tax charges of $5.9 million for the impairment of certain homebuilding assets, compared with similar charges of $9.2 million for 1996. No asset impairment charges were recorded for the fourth quarter of 1997, compared with $2.0 million for the fourth quarter of 1996.

     Larry A. Mizel, MDC's chairman, president and chief executive officer stated, "We are pleased to report one of the strongest annual operating performances in our history, highlighted by new records for revenues, home orders and year-end backlog. The continued improvement in operating results of our core homebuilding operations enabled us to achieve our 1997 goals of improved earnings per share, home gross margins and rates of return, reduced leverage and increased shareowner value."


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
[LETTERHEAD]

Page 2



     Net income for the year ended December 31, 1997 was $22.0 million, or $1.08 per share, compared with $20.4 million, or $.97 per share, for 1996. Net income for 1997 included an extraordinary loss of $2.2 million from the March 1997 repurchase of $38 million of the Company's 11 1/8% Senior Notes. Net income for 1996 is net of an extraordinary loss of $.4 million, resulting from the early extinguishment of debt.

IMPROVED HOMEBUILDING RESULTS

     Operating profits from the Company's homebuilding operations increased to $14.0 million and $41.5 million, respectively, for the quarter and year ended December 31, 1997, compared with $10.0 million and $28.0 million, respectively, for the same periods in 1996. These profit improvements primarily resulted from higher home closings and increases in home gross margins, which improved to 14.2% and 14.5%, respectively, for the quarter and year ended December 31, 1997, compared with 14.1% and 13.7%, respectively, for the same periods in 1996. In addition, the Company's average selling price per home closed for the quarter and year ended December 31, 1997 increased to $183,300 and $179,800, respectively, from $179,000 and $177,000, respectively, for the same periods in 1996.

     Paris G. Reece III, MDC's senior vice president and chief financial officer, said, "Each of our homebuilding divisions achieved profitable and improved operating results in 1997 except Maryland and Northern California. Increased home closings in Southern California, Arizona and Las Vegas, resulting from our continued geographic diversification through expansion in these growth markets, contributed to these profit improvements. In addition, home gross margins increased by more than 130 basis points in each of these markets, largely due to our operating efficiency and cost control initiatives. Our Colorado division realized a 22% increase in operating profit in 1997 despite fewer home closings than in 1996. The increase in operating profit was primarily due to a 120 basis points increase in home gross margins and a $14,700 higher average selling price per home closed."

FINANCIAL SERVICES

     Operating profits from the financial services segment (consisting of mortgage lending and asset management operations) were $2.9 million and $9.2 million, respectively, for the fourth quarter and year ended December 31, 1997, compared with $3.0 million and $18.7 million, respectively, for the same periods in 1996. Operating profits were lower in 1997 compared with 1996 primarily due to (i) a $4.0 million pre-tax gain in 1996 from the sale of the Company's asset management subsidiary, Financial Asset Management LLC; and (ii) $4.5 million in gains from

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
[LETTERHEAD]

Page 3


sales of mortgage servicing related to mortgage loans originated prior to the January 1, 1996 required change in the accounting for mortgage loans and mortgage servicing.

     The Company's mortgage lending operations originated and purchased through correspondents $180 million and $632 million, respectively, in mortgage loans in the fourth quarter and year ended December 31, 1997, compared with $163 million and $582 million during the same periods in 1996. Approximately 82% of the mortgage loans originated and purchased in the fourth quarter and year ended December 31, 1997 were for MDC home buyers.

STRENGTHENED BALANCE SHEET AND IMPROVED OPERATING EFFICIENCY

     During 1997, the Company continued to strengthen its balance sheet and improve the efficiency of its operations. At December 31, 1997, compared with December 31, 1996, the Company reduced its investment in unsold homes under construction by 34% to $53 million, decreased homebuilding and corporate indebtedness by $22 million to $222 million, and increased its equity by 7% to $230 million, or $12.91 per outstanding share. These improvements contributed to a reduction in the Company's ratio of homebuilding and corporate debt to total capital (excluding mortgage lending debt) to 49% at December 31, 1997.

     The Company's lower debt levels in 1997, combined with lower effective interest rates on the Company's variable-rate debt, contributed to reductions of 16% and 13%, respectively, in the Company's corporate and homebuilding interest incurred for the quarter and year ended December 31, 1997. These reductions, combined with a $4.7 million increase in the Company's EBITDA for 1997, resulted in a ratio of EBITDA to interest incurred of 3.4 for 1997, 21% higher than the comparable ratio of 2.8 for 1996.

     MDC is one of the largest homebuilders in the United States, building homes under the name "Richmond American Homes" and providing mortgage financing, primarily for MDC's home buyers, through its wholly owned subsidiary, HomeAmerican Mortgage Corporation. MDC is a major regional homebuilder with a significant presence in some of the country's best housing markets. The Company is the largest homebuilder in metropolitan Denver; among the top five builders in Riverside County, California, Northern Virginia, suburban Maryland, Tucson and Colorado Springs; among the top ten homebuilders in Phoenix; and has a growing presence in Orange, Los Angeles, San Bernardino, Ventura and San Diego Counties, California and Las Vegas. The Company also builds homes in the San Francisco Bay area.

     All earnings per share amounts discussed above are on a diluted basis reflecting the adoption of Statement of Financial Accounting Standards No. 128, "Earnings per Share."

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

                                M.D.C. HOLDINGS, INC.
                        CONDENSED CONSOLIDATED BALANCE SHEETS
                                    (IN THOUSANDS)

                                                             DECEMBER 31,
                                                       ------------------------
                                                          1997          1996
                                                       ----------    ----------
ASSETS

  Corporate
    Cash and cash equivalents. . . . . . . . . . . .   $    7,110   $    7,235
    Property and equipment, net. . . . . . . . . . .        9,709        9,411
    Deferred income taxes. . . . . . . . . . . . . .       12,276       10,804
    Deferred debt issue costs, net . . . . . . . . .        6,851        9,155
    Other assets, net. . . . . . . . . . . . . . . .        2,944        3,557
                                                       ----------   ----------
                                                           38,890       40,162
                                                       ----------   ----------

  Homebuilding
    Cash and cash equivalents. . . . . . . . . . . .        3,867        3,393
    Home sales and other accounts receivable . . . .        7,559       10,218
    Investments and marketable securities, net . . .        1,392        5,159
    Inventories, net
      Housing completed or under construction. . . .      249,928      251,885
      Land and land under development. . . . . . . .      193,012      182,927
    Prepaid expenses and other assets, net . . . . .       55,788       57,722
                                                       ----------   ----------
                                                          511,546      511,304
                                                       ----------   ----------

  Financial Services . . . . . . . . . . . . . . . .       71,334       65,837
                                                       ----------   ----------

Total Assets . . . . . . . . . . . . . . . . . . . .   $  621,770   $  617,303
                                                       ----------   ----------
                                                       ----------   ----------
LIABILITIES

  Corporate
    Accounts payable and accrued expenses. . . . . .   $   14,288   $   13,519
    Income taxes payable . . . . . . . . . . . . . .       11,806       11,434
    Notes payable. . . . . . . . . . . . . . . . . .        3,432        3,487
    Senior Notes, net. . . . . . . . . . . . . . . .      150,354      187,721
    Subordinated notes, net. . . . . . . . . . . . .       38,229       38,225
                                                       ----------   ----------
                                                          218,109      254,386
                                                       ----------   ----------

  Homebuilding
    Accounts payable and accrued expenses. . . . . .      105,485      114,794
    Line of credit . . . . . . . . . . . . . . . . .       20,766       11,832
    Note payable . . . . . . . . . . . . . . . . . .        9,676        3,063
                                                       ----------   ----------
                                                          135,927      129,689
                                                       ----------   ----------

  Financial Services . . . . . . . . . . . . . . . .       38,141       19,381
                                                       ----------   ----------

      Total Liabilities. . . . . . . . . . . . . . .      392,177      403,456
                                                       ----------   ----------
STOCKHOLDERS' EQUITY
      Total Stockholders' Equity . . . . . . . . . .      229,593      213,847
                                                       ----------   ----------

Total Liabilities and Stockholders' Equity . . . . .   $  621,770   $  617,303
                                                       ----------   ----------
                                                       ----------   ----------


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

                                M.D.C. HOLDINGS, INC.
                     CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                             THREE MONTHS ENDED                YEAR ENDED
                                                                 DECEMBER 31,                 DECEMBER 31,
                                                         --------------------------    --------------------------
                                                             1997           1996          1997            1996
                                                         -----------    -----------    -----------    -----------
REVENUES
  Homebuilding . . . . . . . . . . . . . . . . . . .     $  266,042     $  246,197     $  949,790     $  890,536
  Financial Services . . . . . . . . . . . . . . . .          5,540          5,544         18,557         30,578
  Corporate. . . . . . . . . . . . . . . . . . . . .            258            525          1,215          1,481
                                                         ----------     ----------     ----------     ----------
      Total Revenues . . . . . . . . . . . . . . . .     $  271,840     $  252,266     $  969,562     $  922,595
                                                         ----------     ----------     ----------     ----------
                                                         ----------     ----------     ----------     ----------
NET INCOME

  Homebuilding . . . . . . . . . . . . . . . . . . .     $   14,019     $    9,984     $   41,543     $   27,967
  Financial Services
    Mortgage Lending . . . . . . . . . . . . . . . .          1,842          2,438          7,745         12,584
    Asset Management . . . . . . . . . . . . . . . .          1,020            520          1,434          6,073
                                                         ----------     ----------     ----------     ----------

      Total Financial Services . . . . . . . . . . .          2,862          2,958          9,179         18,657
                                                         ----------     ----------     ----------     ----------

      Operating Profit . . . . . . . . . . . . . . .         16,881         12,942         50,722         46,624

  Corporate general and administrative
   expense, net. . . . . . . . . . . . . . . . . . .         (3,397)        (2,552)       (10,634)       (10,097)
  Corporate and homebuilding interest
   expense . . . . . . . . . . . . . . . . . . . . .            - -           (409)          (761)        (3,773)
                                                         ----------     ----------     ----------     ----------

  Income before income taxes and
   extraordinary item. . . . . . . . . . . . . . . .         13,484          9,981         39,327         32,754
  Provision for income taxes . . . . . . . . . . . .         (5,301)        (3,641)       (15,122)       (11,955)
                                                         ----------     ----------     ----------     ----------
  Income before extraordinary item . . . . . . . . .          8,183          6,340         24,205         20,799
  Extraordinary losses from early
   extinguishment of debt, net of income
   tax benefit of $1,336 for 1997 and $242
   for 1996. . . . . . . . . . . . . . . . . . . . .            - -            - -         (2,179)          (421)
                                                         ----------     ----------     ----------     ----------
    Net Income . . . . . . . . . . . . . . . . . . .     $    8,183     $    6,340     $   22,026     $   20,378
                                                         ----------     ----------     ----------     ----------
                                                         ----------     ----------     ----------     ----------

EARNINGS PER SHARE (1)

  Basic
    Income before extraordinary item . . . . . . . .     $      .46     $      .35     $     1.37     $     1.12
                                                         ----------     ----------     ----------     ----------
                                                         ----------     ----------     ----------     ----------
    Net Income . . . . . . . . . . . . . . . . . . .     $      .46     $      .35     $     1.25     $     1.09
                                                         ----------     ----------     ----------     ----------
                                                         ----------     ----------     ----------     ----------

  Diluted
    Income before extraordinary item . . . . . . . .     $      .39     $      .30     $     1.18     $      .98
                                                         ----------     ----------     ----------     ----------
                                                         ----------     ----------     ----------     ----------
    Net Income . . . . . . . . . . . . . . . . . . .     $      .39     $      .30     $     1.08     $      .97
                                                         ----------     ----------     ----------     ----------
                                                         ----------     ----------     ----------     ----------
WEIGHTED-AVERAGE SHARES
 OUTSTANDING (1)
    Basic. . . . . . . . . . . . . . . . . . . . . .         17,770         18,034         17,673         18,623
                                                         ----------     ----------     ----------     ----------
                                                         ----------     ----------     ----------     ----------
    Diluted. . . . . . . . . . . . . . . . . . . . .         22,041         22,157         21,899         22,763
                                                         ----------     ----------     ----------     ----------
                                                         ----------     ----------     ----------     ----------
DIVIDENDS DECLARED PER SHARE . . . . . . . . . . . .     $      .03     $      .03     $      .12     $      .12
                                                         ----------     ----------     ----------     ----------
                                                         ----------     ----------     ----------     ----------


(1) As adjusted for the adoption of Statement of Financial Accounting Standards No. 128, "Earnings per Share."


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

                                M.D.C. HOLDINGS, INC.
                           INFORMATION ON BUSINESS SEGMENTS
                                    (IN THOUSANDS)


                                                             THREE MONTHS ENDED                YEAR ENDED
                                                                DECEMBER 31,                   DECEMBER 31,
                                                         --------------------------    --------------------------
                                                            1997            1996           1997           1996
                                                         -----------    -----------    -----------    -----------
HOMEBUILDING
    Home sales . . . . . . . . . . . . . . . . . . .     $  262,342     $  244,886     $  939,016     $  880,358
    Land sales . . . . . . . . . . . . . . . . . . .          3,722          1,126          9,978          9,471
    Other revenues . . . . . . . . . . . . . . . . .            (22)           185            796            707
                                                         ----------     ----------     ----------     ----------
        TOTAL HOMEBUILDING REVENUES. . . . . . . . .        266,042        246,197        949,790        890,536
                                                         ----------     ----------     ----------     ----------
    Home cost of sales . . . . . . . . . . . . . . .        225,102        210,431        802,961        759,405
    Land cost of sales . . . . . . . . . . . . . . .          2,541            988          7,740          8,773
    Asset impairment charges . . . . . . . . . . . .            - -          1,983          5,850          9,191
    Marketing. . . . . . . . . . . . . . . . . . . .         16,672         15,411         61,139         56,078
    General and administrative . . . . . . . . . . .          7,708          7,400         30,557         29,122
                                                         ----------     ----------     ----------     ----------
                                                            252,023        236,213        908,247        862,569
                                                         ----------     ----------     ----------     ----------

        HOMEBUILDING OPERATING PROFIT. . . . . . . .         14,019          9,984         41,543         27,967
                                                         ----------     ----------     ----------     ----------
FINANCIAL SERVICES
  Mortgage Lending Revenues
    Interest revenues. . . . . . . . . . . . . . . .            507            925          1,918          3,543
    Origination fees . . . . . . . . . . . . . . . .          1,940          1,722          6,751          6,209
    Gains on sales of mortgage servicing . . . . . .            179            274          1,739          6,020
    Gains on sales of mortgage loans, net. . . . . .          1,814          1,667          6,182          4,905
    Mortgage servicing and other . . . . . . . . . .             71            349            490          1,545
  Asset Management Revenues
    Management fees and other. . . . . . . . . . . .          1,029            607          1,477          8,356
                                                         ----------     ----------     ----------     ----------
        TOTAL FINANCIAL SERVICES REVENUES. . . . . .          5,540          5,544         18,557         30,578
                                                         ----------     ----------     ----------     ----------
  General and Administrative Expenses
    Mortgage Lending . . . . . . . . . . . . . . . .          2,669          2,499          9,335          9,638
    Asset Management . . . . . . . . . . . . . . . .              9             87             43          2,283
                                                         ----------     ----------     ----------     ----------
                                                              2,678          2,586          9,378         11,921
                                                         ----------     ----------     ----------     ----------

        FINANCIAL SERVICES OPERATING PROFIT. . . . .          2,862          2,958          9,179         18,657
                                                         ----------     ----------     ----------     ----------

TOTAL OPERATING PROFIT . . . . . . . . . . . . . . .         16,881         12,942         50,722         46,624
                                                         ----------     ----------     ----------     ----------
CORPORATE
    Interest and other revenues. . . . . . . . . . .            258            525          1,215          1,481
    Interest expense . . . . . . . . . . . . . . . .            - -           (409)          (761)        (3,773)
    General and administrative . . . . . . . . . . .         (3,655)        (3,077)       (11,849)       (11,578)
                                                         ----------     ----------     ----------     ----------
        NET CORPORATE EXPENSES . . . . . . . . . . .         (3,397)        (2,961)       (11,395)       (13,870)
                                                         ----------     ----------     ----------     ----------

INCOME BEFORE INCOME TAXES AND EXTRAORDINARY ITEM. .     $   13,484     $    9,981     $   39,327     $   32,754
                                                         ----------     ----------     ----------     ----------
                                                         ----------     ----------     ----------     ----------



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

                                M.D.C. HOLDINGS, INC.
                               SELECTED FINANCIAL DATA
                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                          DECEMBER 31,
                                                                           ----------------------------------------
                                                                              1997           1996           1995
                                                                           ----------     ----------     ----------
BALANCE SHEET DATA

  Stockholders' Equity . . . . . . . . . . . . . . . . . . . . . .         $  229,593     $  213,847     $  205,033

  Book Value Per Share Outstanding . . . . . . . . . . . . . . . .         $    12.91     $    11.83     $    10.54

  Homebuilding and Corporate Debt. . . . . . . . . . . . . . . . .         $  222,457     $  244,328     $  283,344
    Ratio of Homebuilding and Corporate Debt to Equity . . . . . .                .97           1.14           1.38

  Total Capital (excluding mortgage lending debt). . . . . . . . .         $  452,050     $  458,175     $  488,377
    Ratio of Homebuilding and Corporate Debt to Total Capital. . .               0.49           0.53           0.58

  Total Liquidity. . . . . . . . . . . . . . . . . . . . . . . . .         $  182,934     $  187,834     $  150,068

  Total Homebuilding Inventories . . . . . . . . . . . . . . . . .         $  442,940     $  434,812     $  442,165
    Interest Capitalized in Inventories. . . . . . . . . . . . . .         $   37,991     $   40,745     $   40,217
    Interest Capitalized as a Percent of Inventories . . . . . . .               8.6%           9.4%           9.1%

  Total Lots Owned . . . . . . . . . . . . . . . . . . . . . . . .              9,466         10,523         11,556
  Total Lots Under Option. . . . . . . . . . . . . . . . . . . . .              5,730          6,698          8,008
  Active Subdivisions. . . . . . . . . . . . . . . . . . . . . . .                137            152            144

                                                                                   YEAR ENDED DECEMBER 31,
                                                                           ----------------------------------------
                                                                              1997           1996           1995
                                                                           ----------     ----------     ----------
OPERATING DATA

  EBITDA Computation
    Income Before Extraordinary Item . . . . . . . . . . . . . . .          $  24,205      $  20,799      $  17,250
      Add:
        Income taxes . . . . . . . . . . . . . . . . . . . . . . .             15,122         11,955          9,401
        Corporate & homebuilding interest expense. . . . . . . . .                761          3,773          7,773
        Interest in cost of sales. . . . . . . . . . . . . . . . .             28,361         25,995         28,397
        Other fixed charges. . . . . . . . . . . . . . . . . . . .                797          1,165          2,492
        Depreciation and amortization. . . . . . . . . . . . . . .             15,050         12,067         10,280
        Asset impairment charges . . . . . . . . . . . . . . . . .              5,850          9,724          3,677
                                                                            ---------      ---------      ---------
  Total EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . .          $  90,146      $  85,478      $  79,270
                                                                            ---------      ---------      ---------
                                                                            ---------      ---------      ---------

  Fixed Charges Incurred . . . . . . . . . . . . . . . . . . . . .          $  27,165      $  31,461      $  36,401

  Ratio of EBITDA to Fixed Charges . . . . . . . . . . . . . . . .                3.3            2.7            2.2
  Ratio of EBITDA to Interest Incurred . . . . . . . . . . . . . .                3.4            2.8            2.3

  Homebuilding and Corporate SG&A as a Percent of
    Home Sales Revenues. . . . . . . . . . . . . . . . . . . . . .              11.0%          11.0%          10.9%

  Interest Data
    Interest Incurred. . . . . . . . . . . . . . . . . . . . . . .          $  26,368      $  30,296      $  33,909
    Interest Capitalized . . . . . . . . . . . . . . . . . . . . .          $  25,607      $  26,523      $  26,136
    Interest in Cost of Sales as a Percent of Home Sales
      Revenues . . . . . . . . . . . . . . . . . . . . . . . . . .               3.0%           3.0%           3.4%



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
                               M.D.C. HOLDINGS, INC.
                           HOMEBUILDING OPERATIONAL DATA



                                                                      THREE MONTHS ENDED                YEAR ENDED
                                                                         DECEMBER 31,                  DECEMBER 31,
                                                                 --------------------------    --------------------------
                                                                    1997           1996            1997          1996
                                                                 ----------     -----------    ----------     -----------

Home Sales Revenues (IN THOUSANDS) . . . . . . . . . . . . .     $  262,342     $  244,886     $  939,016     $  880,358

Average Selling Price Per Home Closed
 (IN THOUSANDS). . . . . . . . . . . . . . . . . . . . . . .     $    183.3     $    179.0     $    179.8       $  177.0

Home Gross Margins . . . . . . . . . . . . . . . . . . . . .          14.2%          14.1%          14.5%          13.7%


Orders For Homes, Net (UNITS)
  Colorado . . . . . . . . . . . . . . . . . . . . . . . . .            474            328          2,039          1,811
  Mid-Atlantic . . . . . . . . . . . . . . . . . . . . . . .            287            217          1,061          1,115
  California . . . . . . . . . . . . . . . . . . . . . . . .            188            188            938            822
  Arizona. . . . . . . . . . . . . . . . . . . . . . . . . .            333            198          1,297          1,041
  Nevada . . . . . . . . . . . . . . . . . . . . . . . . . .             88             78            434            260
                                                                 ----------     ----------     ----------     ----------

     Total . . . . . . . . . . . . . . . . . . . . . . . . .          1,370          1,009          5,769          5,049
                                                                 ----------     ----------     ----------     ----------
                                                                 ----------     ----------     ----------     ----------

Homes Closed (UNITS)
  Colorado . . . . . . . . . . . . . . . . . . . . . . . . .            476            493          1,735          1,893
  Mid-Atlantic . . . . . . . . . . . . . . . . . . . . . . .            282            312          1,088            969
  California . . . . . . . . . . . . . . . . . . . . . . . .            226            243            828            837
  Arizona. . . . . . . . . . . . . . . . . . . . . . . . . .            311            280          1,135          1,044
  Nevada . . . . . . . . . . . . . . . . . . . . . . . . . .            136             40            437            231
                                                                 ----------     ----------     ----------     ----------

     Total . . . . . . . . . . . . . . . . . . . . . . . . .          1,431          1,368          5,223          4,974
                                                                 ----------     ----------     ----------     ----------
                                                                 ----------     ----------     ----------     ----------

                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                 1997            1996
                                                                              ------------    ------------
Backlog (UNITS)
  Colorado . . . . . . . . . . . . . . . . . . . . . . . . .                           880            576
  Mid-Atlantic . . . . . . . . . . . . . . . . . . . . . . .                           394            421
  California . . . . . . . . . . . . . . . . . . . . . . . .                           270            160
  Arizona. . . . . . . . . . . . . . . . . . . . . . . . . .                           393            231
  Nevada . . . . . . . . . . . . . . . . . . . . . . . . . .                            95             98
                                                                                ----------     ----------

    Total. . . . . . . . . . . . . . . . . . . . . . . . . .                         2,032          1,486
                                                                                ----------     ----------
                                                                                ----------     ----------

     Estimated Sales Value (IN THOUSANDS). . . . . . . . . .                    $  380,000     $  261,000
                                                                                ----------     ----------
                                                                                ----------     ----------